SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 17, 2010
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

1775 Sherman Street, Suite 3000, Denver, CO 80203
Address of Principal Executive Offices

303-860-5800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 2.02.                      Results of Operations and Financial Condition.
Item 7.01.                      Regulation FD Disclosure.

The following information is furnished pursuant to both Items 2.02 and 7.01.

On February 17, 2010, Petroleum Development Corporation (the “Company”) issued a press release with production and reserve information and certain 2010 forecasted information.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  To the extent that the press release contains material non-public information regarding the Company’s results of operations or financial condition for the year ended December 31, 2009, the Company is furnishing the press release as Exhibit 99.1 to this Current Report on Form 8-K.

On February 18, 2010, Richard W. McCullough, the Company’s Chairman and Chief Executive Officer, will make a presentation at the EnerCom, Inc. Oil & Services Conference in San Francisco, CA. The slide presentation which will be presented is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report, and in Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	PRESS RELEASE dated February 17, 2010
99.2	PRESENTATION: EnerCom, Inc. Oil & Services Conference, February 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	February 18, 2010

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chairman and CEO